Exhibit 99.2

Schedule of Consolidated Statements of Cash Flow Line Item Reclassifications

The effects of the reclassifications as disclosed under Item 4.02 are below:

	For the nine month period ended September 30, 2007
	As Reported	Reclassification	As Restated
CASH FLOWS FROM OPERATING ACTIVITIES
Purchase of marketable securities	$(14,200)	$14,200	$—
Proceeds from the sale of marketable securities	25,500	(25,500)	—
Net cash provided by (used for) operating activities	20,729	(11,300)	9,429

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of marketable securities	—	(14,200)	(14,200)
Proceeds from the sale of marketable securities	—	25,500	25,500
Net cash provided by (used for) investing activities	(4,784)	11,300	6,516

CASH FLOWS FROM FINANCING ACTIVITIES
Net cash used for financing activities	(2,797)	—	(2,797)

NET INCREASE IN CASH AND CASH EQUIVALENTS	13,148	—	13,148
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	3,882	—	3,882
CASH AND CASH EQUIVALENTS, END OF PERIOD	17,030	—	17,030

	For the six month period ended June 30, 2007
	As Reported	Reclassification	As Restated
CASH FLOWS FROM OPERATING ACTIVITIES
Net cash provided by operating activities	10,139	—	10,139

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of marketable securities	—	(14,200)	(14,200)
Proceeds from the sale of marketable securities	—	8,800	8,800
Net cash used for investing activities	(4,041)	(5,400)	(9,441)

CASH FLOWS FROM FINANCING ACTIVITIES
Net cash used for financing activities	(1,919)	—	(1,919)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	4,179	(5,400)	(1,221)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	15,182	(11,300)	3,882
CASH AND CASH EQUIVALENTS, END OF PERIOD	19,361	(16,700)	2,661

	For the three month period ended March 31, 2007
	As Reported	Reclassification	As Restated
CASH FLOWS FROM OPERATING ACTIVITIES
Net cash provided by operating activities	5,230	—	5,230

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of marketable securities	—	(9,200)	(9,200)
Proceeds from the sale of marketable securities	—	4,800	4,800
Net cash used for investing activities	(2,341)	(4,400)	(6,741)

CASH FLOWS FROM FINANCING ACTIVITIES
Net cash provided by financing activities	17	—	17

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	2,906	(4,400)	(1,494)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	15,182	(11,300)	3,882
CASH AND CASH EQUIVALENTS, END OF PERIOD	18,088	(15,700)	2,388

	For the twelve month period ended December 31, 2006
	As Reported	Reclassification	As Restated
CASH FLOWS FROM OPERATING ACTIVITIES
Net cash provided by operating activities	4,476	—	4,476

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of marketable securities	—	(11,000)	(11,000)
Proceeds from the sale of marketable securities	—	13,600	13,600
Net cash provided by (used for) investing activities	(4,399)	2,600	(1,799)

CASH FLOWS FROM FINANCING ACTIVITIES
Net cash used for financing activities	(716)	—	(716)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(639)	2,600	1,961
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	15,821	(13,900)	1,921
CASH AND CASH EQUIVALENTS, END OF PERIOD	15,182	(11,300)	3,882

	For the nine month period ended September 30, 2006
	As Reported	Reclassification	As Restated
CASH FLOWS FROM OPERATING ACTIVITIES
Net cash used for operating activities	(372)	—	(372)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of marketable securities	—	(6,400)	(6,400)
Proceeds from the sale of marketable securities	—	10,000	10,000
Net cash provided by (used for) investing activities	(3,064)	3,600	536

CASH FLOWS FROM FINANCING ACTIVITIES
Net cash provided by financing activities	242	—	242

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(3,194)	3,600	406
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	15,821	(13,900)	1,921
CASH AND CASH EQUIVALENTS, END OF PERIOD	12,627	(10,300)	2,327

	For the six month period ended June 30, 2006
	As Reported	Reclassification	As Restated
CASH FLOWS FROM OPERATING ACTIVITIES
Net cash used for operating activities	(7)	—	(7)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of marketable securities	—	(4,300)	(4,300)
Proceeds from the sale of marketable securities	—	5,100	5,100
Net cash provided by (used for) investing activities	(1,807)	800	(1,007)

CASH FLOWS FROM FINANCING ACTIVITIES
Net cash provided by financing activities	2,285	—	2,285

NET INCREASE IN CASH AND CASH EQUIVALENTS	471	800	1,271
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	15,821	(13,900)	1,921
CASH AND CASH EQUIVALENTS, END OF PERIOD	16,292	(13,100)	3,192

	For the three month period ended March 31, 2006
	As Reported	Reclassification	As Restated
CASH FLOWS FROM OPERATING ACTIVITIES
Net cash provided by operating activities	195	—	195

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of marketable securities	—	(1,800)	(1,800)
Proceeds from the sale of marketable securities	—	2,300	2,300
Net cash provided by (used for) investing activities	(741)	500	(241)

CASH FLOWS FROM FINANCING ACTIVITIES
Net cash provided by financing activities	1,433	—	1,433

NET INCREASE IN CASH AND CASH EQUIVALENTS	887	500	1,387
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	15,821	(13,900)	1,921
CASH AND CASH EQUIVALENTS, END OF PERIOD	16,708	(13,400)	3,308

	For the twelve month period ended December 31, 2005
	As Reported	Reclassification	As Restated
CASH FLOWS FROM OPERATING ACTIVITIES
Net cash provided by operating activities	10,388	—	10,388

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of marketable securities	—	(35,500)	(35,500)
Proceeds from the sale of marketable securities	4,971	21,600	26,571
Net cash provided by (used for) investing activities	3,816	(13,900)	(10,084)

CASH FLOWS FROM FINANCING ACTIVITIES
Net cash used for financing activities	(9,914)	—	(9,914)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	4,290	(13,900)	(9,610)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	11,531	—	11,531
CASH AND CASH EQUIVALENTS, END OF PERIOD	15,821	(13,900)	1,921

	For the nine month period ended September 30, 2005
	As Reported	Reclassification	As Restated
CASH FLOWS FROM OPERATING ACTIVITIES
Net cash provided by operating activities	8,741	—	8,741

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of marketable securities	—	(30,900)	(30,900)
Proceeds from the sale of marketable securities	4,971	12,600	17,571
Net cash provided by (used for) investing activities	3,755	(18,300)	(14,545)

CASH FLOWS FROM FINANCING ACTIVITIES
Net cash used for financing activities	(4,598)	—	(4,598)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	7,898	(18,300)	(10,402)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	11,531	—	11,531
CASH AND CASH EQUIVALENTS, END OF PERIOD	19,429	(18,300)	1,129

	For the six month period ended June 30, 2005
	As Reported	Reclassification	As Restated
CASH FLOWS FROM OPERATING ACTIVITIES
Net cash provided by operating activities	5,770	—	5,770

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of marketable securities	—	(22,700)	(22,700)
Proceeds from the sale of marketable securities	4,971	9,700	14,671
Net cash provided by (used for) investing activities	4,346	(13,000)	(8,654)

CASH FLOWS FROM FINANCING ACTIVITIES
Net cash used for financing activities	(4,981)	—	(4,981)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	5,135	(13,000)	(7,865)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	11,531	—	11,531
CASH AND CASH EQUIVALENTS, END OF PERIOD	16,666	(13,000)	3,666

	For the three month period ended March 31, 2005
	As Reported	Reclassification	As Restated
CASH FLOWS FROM OPERATING ACTIVITIES
Net cash provided by operating activities	760	—	760

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of marketable securities	—	(8,000)	(8,000)
Proceeds from the sale of marketable securities	2,480	—	2,480
Net cash provided by (used for) investing activities	2,325	(8,000)	(5,675)

CASH FLOWS FROM FINANCING ACTIVITIES
Net cash provided by financing activities	507	—	507

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	3,592	(8,000)	(4,408)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	11,531	—	11,531
CASH AND CASH EQUIVALENTS, END OF PERIOD	15,123	(8,000)	7,123